SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: March 31, 1997


                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


     VIRGINIA                   333-10635                54-1816010
    (State of                  (Commission              (IRS Employer
   incorporation)              File Number)          Identification No.)


         306 East Main Street
         Richmond, Virginia                                       23219
         (Address of principal                                  (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                    FORM 8-K

                                      Index



Item 2.  Acquisition or Disposition of Assets


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits




          a.      Independent Auditors' Report
                  (Polo Run Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Polo Run Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Polo Run Apartments)*

          b.      Independent Auditors' Report
                  (Wildwood Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Wildwood Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Wildwood Apartments)*

          c.      Independent Auditors' Report
                  (Toscana Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Toscana Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Toscana Apartments)*

          d. Pro Forma Statement of Operations for the Three Months ended March 31, 1997 (unaudited)*

                                      -2-
---------------
*To be filed by amendment.

                  Pro Forma Balance Sheet as of
                  March 31, 1997 (unaudited)*

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1996
                  (unaudited)*

e. Exhibits

                  10.1     Purchase Contract for Polo Run Apartments

                  10.2     Purchase Contract for Wildwood Apartments

                  10.3     Purchase Contract for Toscana Apartments

                  10.4     Property Management Agreement for Polo Run Apartments

                  10.5     Property Management Agreement for Wildwood Apartments

                  10.6     Property Management Agreement for Toscana Apartments

                  23.1     Consent of Independent Auditors*

                  23.2     Consent of Independent Auditors*

                  23.3     Consent of Independent Auditors*

                                      -3-
------------------
*To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets


                               POLO RUN APARTMENTS
                                Arlington, Texas


         On March 31, 1997, effective March 1, 1997, Apple Residential Income Trust, Inc. (the "Company") purchased the Polo Run Apartments, a 224-unit apartment complex having an address of 901 Greenway Glen Drive, Arlington, Texas (the "Property").

         The seller was unaffiliated with the Company, the Advisor and their Affiliates. The purchase price was $6,858,974, which was paid entirely from the proceeds of the Company's $10 million unsecured line of credit from First Union National Bank of Virginia (the "Unsecured Line of Credit"). The Company plans to repay this borrowed amount using proceeds from the future sale of Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located off of Road to Six Flags in Arlington, Texas, which is located between Dallas and Fort Worth. Arlington is approximately 13 miles east of the Fort Worth Central Business District and approximately 20 miles west of the Dallas Central Business District.

         The Dallas/Fort Worth Consolidated Metropolitan Statistical area is known locally as "The Metroplex." The Dallas/Fort Worth Metroplex is in the north-central part of Texas and is composed of nine counties. The 1996 population of the Metroplex was approximately 4,400,000. Dallas is the second largest city in the state, behind Houston.

         The economy of the Dallas/Fort Worth area is complex and diversified. Key economic factors include a large manufacturing base (including as products military hardware, electronics, automobiles, industrial equipment, oil-field parts, food products and chemicals), banking, insurance services, communications, oil and gas production and air transportation. Major employers in the area include Texas Instruments, Southwestern Bell, General Motors, J. C. Penney, NationsBank and Vought Aircraft Company.

         The Metroplex is also an established transportation center for the nation. The Dallas/Fort Worth International Airport occupies approximately 17,800 acres of land between the two cities. It is the largest commercial airport in the United States in terms of land area, and is the fourth busiest airport in the world, with 1,700 daily arrivals and departures.

         The area also has a well-established system of interstate highways and supporting secondary routes. The Metroplex is located at the hub of Interstates 35, 45, 20 and 30. Two outer loops, Interstate 635 in Dallas and Interstate 820 in Fort Worth, surround the respective cities.

         The many institutions of higher learning in the area include Southern Methodist University, the University of Texas at Dallas, the University of Texas at Arlington, the University of North Texas, and Texas Christian University.

         Owing in large part to its location between Dallas and Fort Worth, Arlington has become a focus of business development in the area. Major employers include General Motors, National Semiconductor, Johnson & Johnson, Doskocil Manufacturing Company and Arlington Memorial Hospital. The area is also the site of several large warehousing and distribution companies whose primary market is the Metroplex.

         The University of Texas at Arlington has an enrollment of approximately 23,000 students. Arlington also serves as a major medical center for its own population and for residents of outlying communities as well. Arlington Memorial Hospital has a staff of approximately 1,680 and HCA South Arlington Medical Center has approximately 640 employees, making both of them among the largest employers in the city.

         The immediate area surrounding the Property consists of other multi-family housing and residential, commercial and retail development. The Property is located near restaurants, businesses, schools and churches, and is readily accessible from Interstates 20 and 30. The Property is an approximately 20- to 25-minute drive from both downtown Dallas and downtown Fort Worth, as well as the Dallas/Fort Worth International Airport.

         Description of the Property. The Property consists of 224 garden-style apartment units located in 23 two-story buildings on approximately 9.2 acres of land. The Property was completed in 1984.

         The Company believes that the Property has generally been well maintained and is generally in very good condition. However, the Company has budgeted approximately $224,000 for repairs and improvements, including painting, siding repairs, pool renovations and clubhouse renovations.

         The Property offers four units types. The unit mix and rents currently being charged new tenants as of March 1997 are as follows:

                                                      Approximate
                                                    Interior Square   Monthly
Quantity               Type                             Footage       Rental
--------   ---------------------------------------  ---------------   --------
  56         One bedroom, one bathroom w/fireplace        656          $450
  16         One bedroom, one bathroom                    720           495
             w/ fireplace and dining room
  88         Two bedrooms, two bathrooms                  913           575
             w/ fireplace and dining room
  64         Two bedrooms, two bathrooms                  981           590
             w/ fireplace, dining room and vanity

         The apartments provide a combined total of approximately 191,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a two-bedroom, two-bath apartment rented for $485 in 1992, $495 in 1993, $510 in 1994, $530 in 1995, and $560 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $6.42, $6.55, $6.75, $7.01 and $7.41, respectively.

         The buildings are wood frame construction with combination brick veneer and masonite hardboard exteriors on reinforced concrete slab foundations. Roofs are sloped fiberglass shingled on plywood.

         The Property has two outdoor swimming pools and a clubhouse with weight room, party room (with full bar and kitchen), billiards, steam rooms and a leasing office. There is ample paved parking for tenants.

         Apartment units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up, miniblinds and an individually controlled heating and air conditioning unit. Each kitchen is equipped with a refrigerator/freezer, electric range and oven, microwave oven, dishwasher and garbage disposal. Each unit also includes a wood-burning fireplace and a washer and dryer. The owner of the Property pays for cold water, sewer service, gas usage for hot water and trash removal. Tenants pay for their electricity service, which includes cooking, lighting, heating and air conditioning.

         There are at least six apartment properties which compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties now averages approximately 93%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 94% in 1992, 95% in 1993, 93% in 1994, 94% in 1995 and 96% in 1996. On March 31, 1997, the Property was 92% occupied. The residents are a mix of white-collar and blue-collar workers, students and retired persons.

         The following table sets forth the 1996 real estate tax information on the Property:

  Jurisdiction       Assessed Value      Rate        Tax
------------------- ----------------   --------   ------------
County of Tarrant     $5,175,000       $1.90619    $98,645.13
City of Arlington      5,175,000        0.64000     33,120.00
                            Total                  131,765.13

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $4,477,495) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code of 1986, as amended ("the Code"). Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

1. Arlington and The Metroplex generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in very good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

3. The Property is conveniently proximate to many retail centers, businesses, restaurants and entertainment-related facilities. Accordingly, the Advisor believes that the Company is and can continue to be perceived as a desirable location for residents.

         Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company paid Apple Realty Group, Inc. a property acquisition fee equal to 2% of the purchase price of the Property, or $137,179.48. Apple Residential Management Group, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.


                               WILDWOOD APARTMENTS
                                  Euless, Texas


         On March 31, 1997, effective March 1, 1997, the Company purchased the Wildwood Apartments, a 120-unit apartment complex having an address of 200 West Bear Creek, Euless, Texas (the "Property").

         The seller was unaffiliated with the Company, the Advisor and their Affiliates. The purchase price was $3,963,519, which was paid entirely using the Unsecured Line of Credit. The Company plans to repay such borrowing on the Unsecured Line of Credit using proceeds from the future sale of Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located in Euless, within Tarrant County, which is a part of "The Metroplex." For information on The Metroplex see "Polo Run Apartments" herein.

         The Property is located in the northern portion of Euless. Euless is located between Dallas and Fort Worth, approximately 17 miles east of the Fort Worth central business district and approximately 20 miles west of the Dallas central business district.

         The immediate area surrounding the Property consists of other multi-family housing and residential, commercial and retail development. The Property is located near restaurants, businesses, schools and churches.

         Description of the Property. The Property consists of 120 garden-style apartments located in 10 two-story buildings on approximately 10 acres of land. The Property was built in 1984.

         The Company believes that the Property has generally been well maintained and is generally in very good condition. However, the Company has budgeted approximately $120,000 for certain repairs and improvements, including painting, siding repair, pool renovations and clubhouse renovations.

         The Property offers eight different unit types. The unit mix and rents currently being charged new tenants as of March 1997 are as follows:

                                                   Approximate
                                                 Interior Square     Monthly
Quantity             Type                            Footage         Rental
--------   ------------------------------------ -----------------    -------
  17       One bedroom, one bathroom                    525           $469
   7       One bedroom, one bathroom (upgraded)         525            499
  13       One bedroom, one bathroom                    650            519
  11       One bedroom, one bathroom (upgraded)         650            539
  16       One bedroom, one bathroom                    750            549
  16       One bedroom, one bathroom (upgraded)         750            579
  16       Two bedrooms, two bathrooms                  900            725
  24       Two bedrooms, two bathrooms                1,000            750

         The apartments provide a combined total of approximately 90,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example a one-bedroom, one-bath apartment rented for $340 in 1992, $340 in 1993, $355 in 1994, $395 in 1995, and $420 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $6.96, $6.96, $7.27, $8.09 and $8.60, respectively.

         The buildings are wood frame construction with a combination of brick veneer and wood siding on concrete slab foundations. Roofs are pitched and covered with composition shingles.

         The Property has an outdoor swimming pool with a waterfall, a jacuzzi, covered picnic areas, a playground, a sand volleyball court, basketball courts, a laundry room and a health club. The Property also has a clubhouse. There is ample paved parking for tenants, and there are 124 covered parking spaces.

         Apartments units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment has a cable television hook-up, miniblinds and an individually controlled heating and air conditioning unit. Units also include ceiling fans, intrusion alarms, private balconies and door-to-door trash and recycling service. Each kitchen is equipped with a refrigerator-freezer, electric range and oven, dishwasher, microwave oven and garbage disposal. All but 24 of the units have a fireplace and all of the two-bedroom units include full-sized washer/dryer connections. The Property also has valet laundry service with free delivery for tenants without washers and dryers. The owner of the Property pays for gas usage for hot water and trash removal. Tenants pay for their electricity service, which includes cooking, lighting, heating and air conditioning. Historically, the owner of the Property was responsible for water and sewer charges. However, in February 1997, the Property was converted to individually-metered water and sewer service. As leases are renewed or replaced, the tenants will become responsible for these charges.

         There are at least six apartment properties which compete with the Property. All offer similar amenities and generally have rents that are comparable when compared with those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties now averages approximately 94%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 93% in 1992, 94% in 1993, 94% in 1994, 95% in 1995 and 96% in 1996. On March 24, 1997, the Property was 98% occupied. The residents are a mix of white-collar and blue-collar workers, students and retired persons.

         The following table sets forth the 1996 real estate tax information on the Property:

     Jurisdiction           Assessed Value       Rate        Tax
------------------------- ----------------  ------------  ----------
County of Tarrant             $3,150,000       $1.10161   $34,700.59
Grapevine School District      3,150,000        1.53779    48,440.39
                                   Total                   83,140.97

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $2,496,144) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

1. The Metroplex generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in very good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

3. The Property is conveniently proximate to many retail centers, businesses, restaurants and entertainment-related facilities. Accordingly, the Advisor believes that the Company is and can continue to be perceived as a desirable location for residents.

         Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company paid Apple Realty Group, Inc. a property acquisition fee equal to 2% of the purchase price of the Property, or $79,270.38. Apple Residential Management Group, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                               TOSCANA APARTMENTS
                                  Dallas, Texas

         On March 31, 1997, effective March 1, 1997, the Company purchased the Toscana Apartments, a 192-unit apartment complex having an address of 17910 Kelly Boulevard, Dallas, Texas (the "Property").

         The seller was unaffiliated with the Company, the Advisor and their Affiliates. The purchase price was $5,854,531. The Company paid all but $125,000 in cash using proceeds from the sale of Shares, and the balance was paid using the Unsecured Line of Credit. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located near the intersection of Kelly and Frankford in the north section of Dallas, Texas, which is part of "The Metroplex." For information on The Metroplex, see "Polo Run Apartments," herein.

         The area surrounding the Property consists principally of other multi-family housing and residential, commercial and retail development. The Property is approximately a 20-minute drive from downtown Dallas and an approximately 20-minute drive from the Dallas/Fort Worth International Airport.

         Description of the Property. The Property consists of 192 garden-style apartment units in six two-story buildings on approximately four acres of land. The Property was completed in 1986.

         The Company believes that the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $192,000 for repairs and improvements, including painting, clubhouse renovations, and parking area repair.

         The Property offers six different units types. The unit mix and rents currently being charged new tenants as of March 1997 are as follows:

                                                    Approximate
                                                   Interior Square   Monthly
Quantity              Type                            Footage        Rental
---------   ------------------------------------   --------------- ---------
  64        Efficiency                                  500          $434
  52        One bedroom, one bathroom                   600           495
  12        One bedroom, one bathroom                   650           505
   8        One bedroom, one bathroom                   650           505
  42        One bedroom, one bathroom                   700           540
  14        One bedroom, one bathroom (upgraded)        700           565

         The apartments provide a combined total of approximately 115,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a 650 square-foot apartment rented for $395 in 1992, $395 in 1993, $425 in 1994, $470 in 1995, and $490 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $7.68, $7.68, $8.26, $9.13 and $9.52, respectively.

         The buildings are wood frame construction with a combination of brick veneer, stucco and painted wood siding on concrete slab foundations. Roofs are sloped fiberglass shingles on plywood.

         The Property has an outdoor swimming pool with a fountain, a jacuzzi and cabana, a volleyball area, an exercise/weights room, a sauna, three tanning beds, an aerobics room with aerobics classes offered, a billiard room, limited access gates and covered parking. The Property also includes a clubhouse. There is ample paved parking for tenants.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up, miniblinds and an individually controlled heating and air conditioning unit. Each kitchen is equipped with a refrigerator/freezer with icemaker, electric range and oven, microwave, dishwasher and garbage disposal. Each unit also includes a wood burning fireplace, a stacked washer/dryer unit, ceiling fans, alarm system and vaulted ceilings. The owner of the Property pays for cold water, sewer service, gas usage for hot water and trash removal. Tenants pay for their electricity usage, which includes cooking, lighting, heating and air conditioning.

         There are at least four apartment properties which compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties now averages approximately 95%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 95% in 1992, 95% in 1993, 94% in 1994, 96% in 1995 and 96% in 1996. On March 26, 1997, the Property was 98% occupied. The residents are primarily white-collar workers.

         The following table sets forth the 1996 real estate tax information on the Property:

       Jurisdiction                 Assessed Value      Rate         Tax
----------------------------------- --------------  ----------- ------------
County of Denton                      $4,519,210      $0.26690    $12,061.77
City of Dallas                         5,030,870       0.67010     33,711.86
Carrollton-Farmers School District     5,030,870       1.46190     73,546.29
                                           Total                  119,319.92

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $4,338,270) will be depreciated over
27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

1. Dallas generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

3. The Property is conveniently proximate to many retail centers, businesses, restaurants and entertainment-related facilities. Accordingly, the Advisor believes that the Company is and can continue to be perceived as a desirable location for residents.

         Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company paid Apple Realty Group, Inc. a property acquisition fee equal to 2% of the purchase price of the Property, or $117,090.62. Apple Residential Management Group, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                                   ITEM 7.a.*


------------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.b.*

------------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.c.*


------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.d.*

----------------------------
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Apple Residential Income Trust, Inc.


Date: April 15, 1997                           By: /s/ GLADE M. KNIGHT
                                                   -------------------
                                                       Glade M. Knight
                                                       President
                                                       of Apple Residential
                                                       Income Trust, Inc.

                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                          Form 8-K dated March 31, 1997


Exhibit Number             Exhibit                          Page Number
--------------             -------                          -----------
    10.1            Purchase Contract for Polo
                    Run Apartments

    10.2            Purchase Contract for
                    Wildwood Apartments

    10.3            Purchase Contract for
                    Toscana Apartments

    10.4            Property Management Agreement
                    for Polo Run Apartments

    10.5            Property Management Agreement
                    for Wildwood Apartments

    10.6            Property Management Agreement
                    for Toscana Apartments

    23.1            Consent of Independent Auditors*

    23.2            Consent of Independent Auditors*

    23.3            Consent of Independent Auditors*


* To be filed by amendment.